Bank Borrowings - Schedule of Bank Borrowings (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Bank Borrowings
Current	$ 23,372	$ 31,155
Non-current	59,434	48,189
Total	$ 82,806	$ 79,344
Weighted average interest rate for outstanding bank borrowings (as a percent)	3.02%	3.41%